UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant x

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐          Definitive Proxy Statement

x          Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

ALJ Regional Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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x           No fee required

☐           Fee paid previously with preliminary materials

☐           Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANNUAL  MEETING  OF  STOCKHOLDERS  OF    ALJ  REGIONAL  HOLDINGS,  INC.    August  19,  2022    GO  GREEN    e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy  material, statements and other eligible documents online, while reducing costs, clutter and  paper waste. Enroll today via www.astfinancial.com to enjoy online access.   NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIALS:  The Notice of Meeting, Proxy Statement, Proxy Card andAnnual Report on Form 10-K  are available at http://www.astproxyportal.com/ast/10808/   Please sign, date and mail  your proxy card in the  envelope provided as soon  as possible.    Please detach along perforated line and mail in the envelope provided.    20530304000000001000  2  081922    1. ToelectJessM.Ravich,JohnScheel,HalG.Byer,RaeG.RavichandRobertScottFritzasdirectorstoholdoffice  until the Company’s 2023Annual Meeting or until their respective successors are elected and duly qualified, or  untiltheirrespectiveearlierresignationorremoval.  OJess M. Ravich  OJohn Scheel  O Hal G. Byer  O Rae G. Ravich  O Robert Scott Fritz  2. ToratifytheappointmentofDeloitte&ToucheLLPastheCompany’sindepend- ent registered public accounting firm for the fiscal year ending September 30,  2022.  3. To approve, on an advisory (non-binding) basis, the compensation of the  Company’snamedexecutiveofficers.  4. To approve, on an advisory (non-binding) basis, the frequency of future  advisory voteson the compensation of theCompany’s named executiveofficers.  5. TotransactsuchotherbusinessasmayproperlycomebeforetheAnnualMeetingoranyadjournmentorpostponementthereof.  FORALLNOMINEESWITHHOLDAUTHORITYFORALLNOMINEESFORALLEXCEPT(Seeinstructionsbelow) INSTRUCTIONS:Towithholdauthoritytovoteforanyindividualnominee(s),mark“FORALLEXCEPT” andfillinthecirclenexttoeachnomineeyouwishtowithhold,asshownhere: NOMINEES: THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FORALLNOMINEES"INPROPOSAL1, "FOR"PROPOSALS2AND3,ANDFOR“THREEYEARS”ONPROPOSAL4. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx  FORAGAINSTABSTAIN2YEARS3YEARSABSTAIN1YEARFORAGAINSTABSTAIN Intheirdiscretion,theproxiesareauthorizedtovoteuponsuchotherbusinessasmayproperlycomebeforetheAnnualMeeting.Thisproxywhenproperlyexecutedwillbevotedasdirectedhereinbythe  undersigned shareholder. Ifnodirectionismade,thisproxywillbevotedFORALLNOMINEESinProposal1,FORProposals2and3,andfor3YEARSonProposal4. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  To change the address on your account, please check the box at right and  indicate your new address in the address space above. Please note that  changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method.   Signature of Stockholder   Date:   Signature of Stockholder   Date:   Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full  title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.